SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 18, 2006

                          AMERICANA DISTRIBUTION, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Colorado                  000-25783                 84-1453703
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NO.) (IRS EMPLOYEE INCORPORATION
      OF ORGANIZATION)                                  OR IDENTIFICATION NO.)

                                 2999 NE 191 St.
                                   Penthouse 2
                               Aventura, FL 33180
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 ( 973)726-5240
                            (ISSUER TELEPHONE NUMBER)

                            (FORMER NAME AND ADDRESS)

         ===============================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02  DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

On September 18, 2006, Peter Nasca resigned as a member of the Board of Directors with the Company. This resignation is not due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices. On September 18, 2006, Jeff Sternberg was appointed as a new member of the Board of Directors of the Company.

Jeff Sternberg has been the Executive Vice President and a member of the Board of Directors of Advantage Capital Development Corp. (AVCP.PK) since March 2004 and was appointed as their President, Chief Executive Officer, Chief Financial Officer and as the Chairman of their Board of Directors on July 16, 2004. Since June 2002, Mr. Sternberg has also been the managing member of Phoenix Capital Partners, LLC a financial investment company located in Hollywood, Florida. Prior to his acquiring Phoenix Capital Partners, LLC, between August 2002 and November 2002, he worked for Atico International based in South Florida. Atico is a specialty importer of goods. Immediately prior to that time, Mr. Sternberg had worked for seven years as a Senior Vice President at Herbko International, a worldwide manufacturer of general merchandise. Mr. Sternberg spent over two decades working with mass merchandisers, drug chains and specialty stores and consulting with regional and national buyers to distribute goods throughout the United States and Asia. Additionally, Mr. Sternberg served these and other customers by managing their imports and exports of products and arranging for the financing and the manufacturing of a wide variety of retail merchandise.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.

    Resignation of Peter Nasca.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Americana Distribution, Inc.
                                         By: /s/ Donna Silverman
                                         --------------------------
                                         DONNA SILVERMAN
                                         President and CEO

Dated: September 21, 2006